Exhibit 10.4

FIRST AMENDMENT To AMENDED AND RESTATED INTERcreditor agreement

THIS FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Amendment”) is entered into this 1st day of July, 2016, among BANK OF AMERICA, N.A., in its capacity as administrative agent and collateral agent (together with its successors and assigns in such capacity, the “BofA Facility Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “GSO Agent”).

Recitals

A.           Pursuant to that certain Second Amended and Restated First Lien Credit Agreement, dated as of April 8, 2015, by and among Sequential Brands Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto, the BofA Facility Agent and the BofA Facility Lenders (as amended prior to the date hereof and in effect, the “Existing BofA Facility Credit Agreement”), the BofA Facility Lenders have agreed to make certain loans and provide other financial accommodations to or for the benefit of the Borrower.

B.           Pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 4, 2015, by and among the Borrower, the Guarantors party thereto, the GSO Lenders and the GSO Agent (as amended prior to the date hereof and in effect, the “Existing GSO Credit Agreement”), the GSO Lenders have made certain loans to the Borrower.

C.           The BofA Facility Agent and the GSO Agent have entered into that certain Amended and Restated Intercreditor Agreement dated as of December 4, 2015 (as amended and in effect, the “Intercreditor Agreement”), which provides, among other things, the respective rights and remedies of the BofA Facility Agent and the GSO Agent with respect to the Collateral (as defined therein) and certain other matters.

D.           Contemporaneously herewith, the Borrower, the Guarantors, the BofA Facility Lenders and the BofA Facility Agent are entering into that certain Third Amended and Restated First Lien Credit Agreement to amend and restate the terms of the Existing BofA Facility Credit Agreement (the “Restated BofA Facility Credit Agreement”).

E.           Contemporaneously herewith, the Borrower, the Guarantors, the GSO Lenders and the GSO Agent are entering into that certain Third Amended and Restated Credit Agreement to amend and restate the terms of the Existing GSO Credit Agreement (the “Restated GSO Credit Agreement”).

F.           The BofA Facility Agent and the GSO Agent have agreed to amend certain provisions of the Intercreditor Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Intercreditor Agreement.

2.           Amendments to Intercreditor Agreement.

(a)           General. Any and all references in the Intercreditor Agreement, other than in Section 8.4 of the Intercreditor Agreement, to the phrase “as in effect on the date hereof” and the phrase “as of the date hereof” shall be deleted and replaced with the phrase “as in effect on the First Amendment Effective Date” and the phrase “as of the First Amendment Effective Date”, respectively.

(b)           Section 1.2 of the Intercreditor Agreement is hereby amended by deleting the reference to “Section 6.18(b)” in clause (iii) of the definition of “Inadvertent Overadvances” and by substituting “Section 6.18(a)” in its stead.

(c)           Section 1.2 of the Intercreditor Agreement is hereby amended by deleting the definition of “Maximum BofA Facility Amount” in its entirety and by substituting the following in its stead:

“Maximum BofA Facility Amount” shall mean, on any date of determination thereof, a principal amount equal to (a) $287,500,000 plus (b) an additional amount of additional indebtedness incurred under the BofA Credit Agreement that would not result in the Consolidated First Lien/First Out Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the Borrower for which financial statements are required to have been delivered under the GSO Credit Agreement by the Borrower to exceed 2.50:1.00, after giving pro forma effect to the incurrence of such additional amount under the BofA Credit Agreement, plus (c) BofA Facility Obligations under Bank Product Agreements and Cash Management Services Agreement, plus (d) any additional principal amount extended pursuant to a DIP Financing permitted pursuant to Section 6.1(a) hereof, minus (e) the amount of any permanent repayment of the BofA Facility Obligations made after the First Amendment Effective Date or any commitment reduction of the BofA Facility Obligations after the First Amendment Effective Date.

(d)           Section 1.2 of the Intercreditor Agreement is hereby amended by deleting the definition of “Maximum GSO Facility Amount” in its entirety and by substituting the following in its stead:

“Maximum GSO Facility Amount” shall mean (a) the principal amount of $450,000,000 plus (b) the aggregate principal amount of Indebtedness that may be incurred under Section 2.14 of the GSO Credit Agreement as in effect on the First Amendment Effective Date.

(e)          Section 1.2 of the Intercreditor Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order therein:

“First Amendment Effective Date” shall mean July 1, 2016.

“MSLO Key Man Policy” shall have the meaning assigned to that term in the BofA Credit Agreement.

(f)          Section 4.1 of the Intercreditor Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“4.1       Application of Proceeds of BofA Facility Priority Collateral.

(a)          The BofA Facility Agent and the GSO Agent hereby agree that all BofA Facility Priority Collateral and all Proceeds thereof received by either of them (other than the MSLO Key Man Policy and the Proceeds thereof) (i) in connection with any Exercise of Secured Creditor Remedies with respect to the BofA Facility Priority Collateral, (ii) in connection with the exercise of any right or remedy (including set off) relating to the BofA Facility Priority Collateral, or (iii) following the commencement of any Insolvency Proceeding, in each case, shall be applied, first, to the payment of reasonable costs and expenses of the BofA Facility Agent,

second, to the payment of the BofA Facility Obligations (other than the Excess BofA Facility Obligations) in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations (other than the Excess BofA Facility Obligations) shall have occurred;

third, to the payment of the GSO Obligations (other than the Excess GSO Obligations) in accordance with the GSO Loan Documents until the Discharge of GSO Obligations (other than the Excess GSO Obligations) shall have occurred, fourth, to the payment of the Excess BofA Facility Obligations in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations shall have occurred,

fifth, to the payment of the Excess GSO Obligations in accordance with the GSO Loan Documents until the Discharge of GSO Obligations shall have occurred, and sixth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.

(b)          The BofA Facility Agent and the GSO Agent hereby agree that the MSLO Key Man Policy and the Proceeds thereof received by either of them (i) in connection with any Exercise of Secured Creditor Remedies with respect to the MSLO Key Man Policy and the Proceeds thereof, (ii) in connection with the exercise of any right or remedy (including set off) relating to the the MSLO Key Man Policy and the Proceeds thereof, or (iii) following the commencement of any Insolvency Proceeding, in each case, shall be applied, first, to the payment of reasonable costs and expenses of the BofA Facility Agent,

second, to the payment of the BofA Facility Obligations consisting of the Tranche A Term Loan (other than the Excess BofA Facility Obligations) in an amount equal to the lesser of (x) the aggregate amount of the Tranche A Term Loan outstanding and (y) (i) at any time that any portion of the BofA Facility Obligations consisting of the Tranche A-1 Loan is outstanding, $20,000,000, and (ii) at all other times, $35,000,000;

third, at any time that any portion of the BofA Facility Obligations consisting of the Tranche A-1 Loan is outstanding, to the payment of the BofA Facility Obligations consisting of the Tranche A-1 Term Loan (other than the Excess BofA Facility Obligations) in an amount equal to the lesser of (x) the aggregate amount of the Tranche A-1 Term Loan outstanding and (y) (i) $20,000,000;

fourth, to the payment of the GSO Obligations (other than the Excess GSO Obligations) in accordance with the GSO Loan Documents up to an amount not to exceed (i) at any time that any portion of the BofA Facility Obligations consisting of the Tranche A-1 Loan is outstanding, $10,000,000, and (ii) at all other times, $15,000,000;

fifth, to the payment of the other BofA Facility Obligations (other than the Excess BofA Facility Obligations) in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations (other than the Excess BofA Facility Obligations) shall have occurred;

sixth, to the payment of the other GSO Obligations (other than the Excess GSO Obligations) in accordance with the GSO Loan Documents until the Discharge of GSO Obligations (other than the Excess GSO Obligations) shall have occurred, seventh, to the payment of the Excess BofA Facility Obligations in accordance with the BofA Facility Loan Documents until the Discharge of BofA Facility Obligations shall have occurred,

eighth, to the payment of the Excess GSO Obligations in accordance with the GSO Loan Documents until the Discharge of GSO Obligations shall have occurred, and ninth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.”

(g)          Section 5.2 of the Intercreditor Agreement is hereby amended by:

(1)	adding the following language at the end of clause (a)(4) of such section:

“, including, without limitation, pursuant to the provisos of Sections 2.06(a) and (b) of the BofA Credit Agreement as in effect on the First Amendment Effective Date;”

(2)	deleting the number “2.16” in its entirety in the second line of clause (a)(6) of such section;

(3)	deleting “; or” at the end of clause (a)(6) and by substituting “;” in its stead;

(4)	deleting clause (a)(7) in its entirety and by substituting the following in its stead:

“(7)           amend, supplement or otherwise modify Section 4.02(d) of the BofA Credit Agreement as in effect on the First Amendment Effective Date or waive the requirements thereunder; or

(8)            make any other amendment or modification in contravention of this Agreement.”; and

(5)	deleting the number “2.05” in the first line of clause (b)(2) of such section and by substituting “2.07” in its stead.

3.           Consent to Restated BofA Facility Credit Agreement. The GSO Agent, on behalf of itself and the other GSO Secured Parties, hereby consents to the terms and conditions of the Restated BofA Facility Credit Agreement, and acknowledges and agrees that, on and after the First Amendment Effective Date, all references in the Intercreditor Agreement to the “BofA Credit Agreement” shall mean and refer to the Restated BofA Facility Credit Agreement.

4.           Consent to Restated GSO Credit Agreement. The BofA Facility Agent, on behalf of itself and the other BofA Facility Secured Parties, hereby consents to the terms and conditions of the Restated GSO Credit Agreement, and acknowledges and agrees that, on and after the First Amendment Effective Date, all references in the Intercreditor Agreement to the “GSO Credit Agreement” shall mean and refer to the Restated GSO Credit Agreement.

5.           Representations and Warranties. Each of the parties hereto hereby represents and warrants to the other party as follows:

5.1           Each party hereto has the power and authority to execute and deliver this Amendment and perform its obligations under the Intercreditor Agreement (as amended by this Amendment);

5.2           The execution and delivery by each party hereto of this Amendment and the performance by such parties of its obligations under the Intercreditor Agreement (as amended by this Amendment) has been duly authorized; and

5.3           This Amendment has been duly executed and delivered by each party hereto and is the binding obligation of the BofA Facility Agent and the GSO Agent, enforceable against each such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.           Miscellaneous.

6.1           This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of this Amendment.

6.2           This Amendment expresses the entire understanding of the parties hereto with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

6.3           Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

6.4           Except as expressly amended hereby, all terms and provisions of the Intercreditor Agreement remain in full force and effect.

6.5           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN THE INTERCREDITOR AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER AND NOTICE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

6.6           This Amendment shall become effective on and as of the date when the parties hereto execute and deliver to one another signature pages to this Amendment.

[Signature page follows]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK OF AMERICA, N.A.,
as BofA Facility Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as GSO Agent

By:	/s/ Meghan H. Mc Cauley
Name:	Meghan H. Mc Cauley
Title:	Assistant Vice President

ACKNOWLEDGMENT

The Borrower and each Guarantor hereby acknowledges that it has received a copy of this Amendment and consents thereto, agrees to recognize all rights granted thereby to the BofA Facility Agent, the BofA Facility Secured Parties, the GSO Agent, and the GSO Secured Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Amendment. The Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Amendment and (i) as between the BofA Facility Secured Parties, the Borrower and the Guarantors, the BofA Facility Loan Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the GSO Secured Parties, the Borrower and the Guarantors, the GSO Loan Documents remain in full force and effect as written and are in no way modified hereby.

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

SQBG, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

B©AND MATTER, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

SBG Revo Holdings, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

sbg universe brands, llc

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

Galaxy Brands LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

The Basketball Marketing Company, Inc.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

American Sporting Goods Corporation

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

LNT Brands LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

sbg fm, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

joe’s holdings LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

MSO IP HOLDINGS, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

martha stewart, inc.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

body & soul omnimedia, inc.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

MSLO PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

MSLO PRODUCTIONS – HOME, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

MSLO PRODUCTIONS – EDF, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

FLOUR PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

EMERIL PRIMETIME MUSIC, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

EMERIL PRIMETIME PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

GOOD THING PRODUCTIONS, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

MSLO SHARED IP SUB LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

MSLO EMERIL ACQUISITION SUB LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

GAIAM BRAND HOLDCO, LLC

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Gary Klein

Name:	Gary Klein

Title:	Chief Financial Officer